UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

GLOBAL HEALTHCARE REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

6800 N. 79th St., Ste. 200, Niwot, CO 80503

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 449-2100

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.01	COMPLETION OF ACQUISITION OF ASSETS

ITEM 7.01	REGULATION FD DISCLOSURE

On December 31, 2020, Global Healthcare REIT, Inc., d/b/a Selectis Health (the “Company”) through its newly formed wholly-owned subsidiary Global Fairland Property, LLC, completed the purchase of a skilled nursing facility, including the real estate and all furniture, fixtures, machinery and equipment, located at 12 East Conner, Fairland, Oklahoma 74343 consisting of 29 licensed beds and commonly known as “Family Care Center of Fairland” (the “Facility”). The purchase price of the Facility was SEVEN HUNDRED NINETY-SIX THOUSAND SIX HUNDRED FIFTY AND NO/100 DOLLARS ($796,650.00). With all broker, loan origination fees, and closing costs included, the total purchase price was $849,546.25.

The Fairland facility will be operated by another wholly-owned subsidiary, Global Fairland, LLC, under an operating lease as a result of the concurrent completion of an Operations Transfer Agreement with the former operator.

On January 4, 2021, the Company issued a press release announcing the completion of the acquisition. A copy of the Press Release is filed herewith as Exhibit 99.1

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBGLIATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

In connection with the acquisition of the Fairland Facility, the Company partially financed the acquisition with a conventional mortgage loan and executed a promissory note in favor of Simmons Bank in the principal amount of $784,000 (the “Note”). The Note accrues interest at the rates described in the Note and matures on December 30, 2025. The Note is secured by a Mortgage (“Mortgage”) covering the Fairland Facility and a UCC Security Interest covering the personal property and other non-real estate assets. The forms of Note and Mortgage are filed herewith as Exhibits 10.1 and 10.2 respectively.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements

The Company believes that the acquisition of the Fairland Facility did involve the purchase of a “significant” business within the meaning of 17 CFR 210.11-01 et.seq. If it is determined that the acquisition was “significant”, the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 9.02(a) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The Company believes that the acquisition of the Fairland Facility did involve the purchase of a “significant” business within the meaning of 17 CFR 210.11-01 et.seq. If it is determined that the acquisition was “significant”, pursuant to Item 9.02(b) and Item 9.02(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 9.02(b) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(c)	Exhibits Item	Title

	10.1	Promissory Note
	10.2	Mortgage
	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: January 06, 2021	/s/ Christopher R. Barker
Christopher R. Barker, President and COO